Convertible Notes Payable	12 Months Ended
Jun. 30, 2021
Convertible Debt [Abstract]
Convertible Notes Payable

Note 7 – Convertible Notes Payable

In April and May 2020, the Company issued unsecured, convertible notes payable (the “Notes”) to certain accredited investors, with an aggregate principal amount of $2,182,500, in an offering intended to be exempt from registration under the Securities Act of 1933 pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

The Notes were unsecured, bore interest at 8% per annum, and matured one year from their dates of issuance. The Notes were subject to automatic conversion into the Company’s common stock upon a qualified equity financing or change of control, based on a specified formula for the conversion price; using the lesser of $2.00 or 75% of the price paid per share in either of the conversion events.

The Company incurred issuance costs of $261,900. The issuance costs were amortized over six months, which was the estimated length of time that the Company believed the Notes would be outstanding until a conversion event occurred.

In connection with the Offering (Note 4), the Notes (totaling $2,255,815, including accrued interest) were converted into 1,127,872 shares of common stock at $2.00 per share. As the Offering price was $5.00 per share, the Company recognized an expense totaling $3,383,546 which represents the discount provided to the Note holders. This expense is recorded within interest expense in the statement of operations. Additionally, upon completion of the Offering, the remaining unamortized debt issuance costs of $182,900 were fully amortized and included within interest expense.